                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        Capital Senior Living Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                       CAPITAL SENIOR LIVING CORPORATION
                        14160 DALLAS PARKWAY, SUITE 300
                              DALLAS, TEXAS 75240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2001

To the Stockholders of Capital Senior Living Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Capital Senior Living Corporation, a Delaware corporation (the "Company"), will be held at the Addison Conference and Theatre Centre, 14901 Dallas Parkway, Dallas, Texas at 10:00 a.m. (local time), on the 1st day of May, 2001, for the following purposes:

          1. To elect two (2) directors of the Company to hold office until the Annual Meeting to be held in 2004 or until their respective successors are duly qualified and elected;

          2. To ratify the Board of Directors' appointment of Ernst & Young LLP, independent accountants, as the Company's independent auditors for the year ending December 31, 2001; and

          3. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 13, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the meeting in person, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. Your proxy will be returned to you if you are present at the Annual Meeting and request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                            By Order of the Board of Directors

                                            /s/ JAMES A. STROUD
                                            JAMES A. STROUD
                                            Chairman of the Board and Secretary

March 20, 2001
Dallas, Texas

                       CAPITAL SENIOR LIVING CORPORATION
                        14160 DALLAS PARKWAY, SUITE 300
                              DALLAS, TEXAS 75240

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2001

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Capital Senior Living Corporation, a Delaware corporation (the "Company"), to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 1, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and at any adjournment(s) thereof. WHEN PROXIES IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND THE RATIFICATION OF THE INDEPENDENT AUDITORS AS SET FORTH ON THE ACCOMPANYING NOTICE.

     The executive offices of the Company are located at, and the mailing address of the Company is, 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying form of proxy are being mailed on or about March 23, 2001. The Company's Summary Annual Report to Stockholders covering the Company's fiscal year ended December 31, 2000, mailed to the Company's stockholders on or about March 23, 2001, does not form any part of the materials for solicitation of proxies.

     Any stockholder of the Company giving a proxy has the unconditional right to revoke his or her proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to David
R. Brickman, General Counsel, 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of common stock, par value $0.01 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of the Company's Common Stock, and other costs of solicitation, are to be borne by the Company.

                               QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 13, 2001 (the "Record Date"). On the Record Date, there were 19,717,347 shares of Common Stock issued and outstanding.

     Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the Annual Meeting, and neither the Company's Amended and Restated Certificate of Incorporation nor its Amended and Restated Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time-to-time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the independent auditors.

     An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders, whereas broker non-votes are not counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

     The Company believes that, under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in "street name" on behalf of their customers will have discretion, in the absence of voting instructions from the customer, to vote such shares concerning all proposals.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of March 13, 2001, by: (i) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock; (ii) each director of the Company; (iii) each of the executive officers named in the Summary Compensation Table (the "Named Executive Officers"); and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, the address of each person listed below is 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240.

                                                               SHARES BENEFICIALLY
                                                                   OWNED(1)(2)
                                                              ----------------------
NAME OF BENEFICIAL OWNER                                         NUMBER      PERCENT
------------------------                                      ------------   -------
James A. Stroud.............................................     5,065,450(3)  25.6%
Jeffrey L. Beck.............................................     4,914,473(4)  24.8%
Dimensional Fund Advisors Inc. .............................     1,467,300(5)   7.4%
Capital Group International, Inc. ..........................     1,432,600(6)   7.3%
Capital Guardian Trust Company..............................     1,432,600(6)   7.3%
J.&W. Seligman & Co. Incorporated...........................     1,301,723(7)   6.6%
William C. Morris...........................................     1,301,723(7)   6.6%
CRA Real Estate Securities, L.P. ...........................     1,114,400(8)   5.7%
Lawrence A. Cohen...........................................       527,110(9)   2.7%
Keith N. Johannessen........................................        43,112(10)     *
Ralph A. Beattie............................................        28,386(11)     *
Rob L. Goodpaster...........................................        31,604(12)     *
Dr. Gordon I. Goldstein.....................................        10,524(13)     *
James A. Moore..............................................        10,324(14)     *
Dr. Victor W. Nee...........................................         7,524(15)     *
All directors and executive officers as a group (13
  persons)..................................................     5,814,932(16)  29.0%

---------------

  *  Less than one percent.

 (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

 (2) Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 19,717,347 shares of Common Stock issued and outstanding on March 13, 2001. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

 (3) Consists of 55,000 shares held by Mr. Stroud directly, 4,937,740 shares held indirectly over which Mr. Stroud has voting and dispositive power and 72,710 shares that Mr. Stroud may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

 (4) Consists of 3,843,673 shares held by Mr. Beck directly 990,800 share held indirectly over which Mr. Beck has voting and dispositive power and 80,000 shares which Mr. Beck may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

 (5) According to Schedule 13G, filed February 2, 2001. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

 (6) According to Schedule 13G, filed February 12, 2001. The address of Capital Group International, Inc. ("Capital Group") and Capital Guardian Trust Company ("Capital Guardian") is 1100 Santa Monica Blvd., Los Angeles, CA 90025. Capital Group is the parent holding company of Capital Guardian, a bank as defined in Section 3(a)(6) of the Exchange Act.

 (7) According to Schedule 13G/A, filed February 10, 2000. The address of J.&W. Seligman & Co. Incorporated ("Seligman") and William C. Morris is 100 Park Avenue, New York, New York 10017. Seligman is an investment advisor in which Mr. Morris owns the majority of the outstanding voting securities. Accordingly, the shares reported herein by Mr. Morris include those shares separately reported by Seligman.

 (8) According to Schedule 13G, filed March 6, 1998. The address of CRA Real Estate Securities, L.P. is 259 Radnor-Chester Road, Suite 205, Radnor, Pennsylvania 19087.

 (9) Consists of 454,100 shares held by Mr. Cohen directly, 300 shares held by family members of Mr. Cohen, and 72,710 shares that Mr. Cohen may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(10) Consists of 43,112 shares that Mr. Johannessen may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(11) Consists of 28,386 shares that Mr. Beattie may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(12) Consists of 250 shares held by Mr. Goodpaster directly and 31,354 shares that Mr. Goodpaster may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(13) Consists of 5,000 shares held directly by Roslyn S. Goldstein, the spouse of Dr. Goldstein, and 5,524 shares that Dr. Goldstein may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(14) Consists of 4,800 shares held by Mr. Moore directly and 5,524 shares that Mr. Moore may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(15) Consists of 1,000 shares held by Dr. Nee directly, 1,000 shares held by Mimi Nee, the spouse of Dr. Nee, and 5,524 shares that Dr. Nee may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

(16) Includes 355,742 shares that such officers, collectively, may acquire upon the exercise of options immediately or within 60 days after March 13, 2001.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

NOMINEES AND CONTINUING DIRECTORS

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the Annual Meeting to be held in 2004 and until his successor is duly qualified and elected or until his earlier resignation or removal. Each of the nominees is presently a director of the Company.

                                                                                    DIRECTOR'S
NAME                                  AGE       POSITION(S) WITH THE COMPANY       TERM EXPIRES
----                                  ---       ----------------------------       ------------
NOMINEES:
  James A. Moore....................  66    Director                                   2001
  Dr. Victor W. Nee.................  65    Director                                   2001
CONTINUING DIRECTORS:
  James A. Stroud...................  50    Chairman of the Board and Chairman         2003
                                              and Secretary of the Company
  Lawrence A. Cohen.................  47    Vice Chairman of the Board and Chief       2002
                                              Executive Officer of the Company
  Keith N. Johannessen..............  44    President and Chief Operating              2003
                                            Officer of the Company and Director
  Dr. Gordon I. Goldstein...........  64    Director                                   2003
  Craig F. Hartberg.................  64    Director                                   2002

     James A. Stroud has served as a director and Chief Operating Officer of the Company and its predecessors since January 1986. He currently serves as Chairman of the Board and Chairman and Secretary of the Company. Mr. Stroud also serves on the boards of various educational and charitable organizations, and in varying capacities with several trade organizations, including as a member of the Founder's Council and Leadership Council of the Assisted Living Federation of America. Mr. Stroud also serves as an Advisory Group member to the National Investment Conference and a founding sponsor of The John Hopkins
University -- Senior Housing and Care Program. Mr. Stroud was the past President and a member of the board of directors of the National Association for Senior Living Industry Executives. He was also a Founder of the Texas Assisted Living Association. Mr. Stroud has earned a Masters in Law, is a licensed attorney and is also a Certified Public Accountant. Mr. Stroud has had positions with businesses involved in senior living for 16 years.

     Lawrence A. Cohen has served as a director and Vice Chairman since November 1996. He has served as Chief Executive Officer since May 1999 and was Chief Financial Officer from November 1996 to May 1999. From 1991 to 1996, Mr. Cohen served as President and Chief Executive Officer of Paine Webber Properties Incorporated, which controlled a real estate portfolio having a cost basis of approximately $3.0 billion, including senior living facilities of approximately $110.0 million. From 1991 to 1998, Mr. Cohen was President and a member of the board of directors of ILM Senior Living, Inc. and ILM II Senior Living, Inc. Mr. Cohen serves on the boards of various charitable organizations and was a founding member of the executive committee of the Board of the American Seniors Housing Association. Mr. Cohen has earned a Masters in

Law, is a licensed attorney and is also a Certified Public Accountant. Mr. Cohen has had positions with businesses involved in senior living for 16 years.

     Keith N. Johannessen has served as President of the Company and its predecessors since March 1994, and previously served as Executive Vice President from May 1993 to February 1994. Mr. Johannessen has served as a director and Chief Operating Officer since May 1999. From 1992 to 1993, Mr. Johannessen served as Senior Manager in the health care practice of Ernst & Young. From 1987 to 1992, Mr. Johannessen was Executive Vice President of Oxford Retirement Services, Inc. Mr. Johannessen has served on the State of the Industry and Model Assisted Living Regulations Committees of the American Seniors Housing Association. Mr. Johannessen has been active in operational aspects of senior housing for 22 years.

     Dr. Gordon I. Goldstein was an attending anesthesiologist at Presbyterian Hospital in Dallas, Texas from 1967 through 1998 and at the Surgery Center Southwest since 1990. He is currently emeritus staff at Presbyterian Hospital of Dallas. He is board certified by the American Board of Anesthesiology and has been a Fellow of the American College of Anesthesiology since 1966. Dr. Goldstein has published Diagnosis and Treatment of Reactions of Chymopapain and Successful Treatment of Cafe Coronary. Dr. Goldstein received his undergraduate degree in biology and chemistry from East Tennessee State University, his M.D. from the University of Tennessee Medical School and has served in the medical profession in the northeast and the southwest. Dr. Goldstein served as the Chairman of the Department of Anesthesiology at Presbyterian Hospital in Dallas, Texas, from 1994 to 1997. He is currently managing director of GF Holdings and a director of Sage Medical Experts.

     Craig F. Hartberg became a director on February 20, 2001. Mr. Hartberg has been in the banking industry for 29 years. From 1991 to 2001, Mr. Hartberg served as First Vice President, Senior Housing Finance for Bank One, Texas, N.A. From 1989 to 1991, Mr. Hartberg was the Senior Vice President, Manager Private Banking for Team Bank in Dallas, Texas. Mr. Hartberg graduated from the Southwestern Graduate School of Banking at Southern Methodist University. He earned his Masters of Business Administration at the University of Wyoming. Mr. Hartberg served as a member of the Board of Directors of the National Association of Senior Living Industry Executives and as member of the Assisted Living Federation of America.

     James A. Moore is President of Moore Diversified Services, Inc., a senior living consulting firm engaged in market feasibility studies, investment advisory services, and marketing and strategic consulting in the senior living industry. Mr. Moore has over 35 years of industry experience and has conducted over 1,800 senior living consulting engagements in approximately 600 markets, in 47 states and six countries. Mr. Moore has authored numerous senior living and health care industry technical papers and trade journal articles, as well as the books Assisting Living -- Pure & Simple Development and Operating Strategies and Assisted Living 2000, which are required assisted living certification course materials for the American College of Health Care Administrators. Mr. Moore holds a Bachelor of Science degree in Industrial Technology from Northeastern University in Boston and an MBA in Marketing and Finance from Texas Christian University in Fort Worth, Texas.

     Dr. Victor W. Nee, has been a Professor in the Department of Aerospace and Mechanical Engineering at the University of Notre Dame since 1965. In addition to his professorial duties, Dr. Nee served as Director of the Advanced Technology Center at the University of Massachusetts, Dartmouth from 1993 to 1995, and as Director of the Advanced Engineering Research Laboratory at the University of Notre Dame from 1991 to 1993. Dr. Nee received a Bachelors of Science from the National Taiwan University in Civil Engineering and a Ph.D. in Fluid Mechanics from The Johns Hopkins University. Dr. Nee holds international positions as an advisor to governmental, educational and industrial organizations in China.

     The Board of Directors does not anticipate that any of the aforementioned nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

     There are no family relationships among any of the directors, director nominees or executive officers of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

     The Executive Committee is comprised of Messrs. Moore, Stroud and Cohen. The executive committee may meet or take written action when the Board of Directors is not otherwise meeting and has the same level of authority as the Board of Directors, with the exception that the Executive Committee does not have the power to transact any business or otherwise take any action that is contrary to the Bylaws of the Company or any other action not permitted to be delegated to such a committee under the laws of the state of Delaware. No meetings of the Executive Committee were held during 2000.

     The Audit Committee consists of Messrs. Goldstein, Hartberg and Moore. The Board of Directors has adopted an Audit Committee Charter which is included as Appendix A to this Proxy Statement. Pursuant to this Charter, the Audit Committee serves as an independent party to monitor the Company's financial reporting process and internal control system, reviews and appraises the audit effort of the Company's independent accountants and provides an open avenue of communication among the independent accountants and the Company's senior management and the Board of Directors. The Audit Committee held two meetings during 2000 with the independent auditors and management.

     The Compensation Committee consists of Messrs. Goldstein, Moore and Nee. The Compensation Committee held seven meetings during 2000 and is responsible for making recommendations to the Board of Directors concerning the Company's executive compensation policies for senior officers and administering the Capital Senior Living Corporation 1997 Omnibus Incentive Plan (the "1997 Stock Incentive Plan").

     The Board of Directors held sixteen meetings during 2000. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

DIRECTOR COMPENSATION

     Directors who are employees of the Company do not receive additional compensation for serving as directors of the Company. Non-employee directors are entitled to an annual retainer of $7,000 payable, in arrears, on the date of each Annual Meeting. Non-employee directors are also entitled to a fee of $500 for each Board meeting attended by such director, and $200 for each committee meeting attended by such director that is not on the same day as a meeting of the Board of Directors. All directors are entitled to reimbursement for their actual out-of-pocket expenses incurred in connection with attending meetings. In addition, non-employee directors receive options to purchase shares of Common Stock in accordance with the provisions of the 1997 Stock Incentive Plan.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid to any person who served as the Company's Chief Executive Officer and each of the other four most highly compensated executive officers whose salary exceeded $100,000 for services rendered in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998, respectively. All of the executive officers named below are referred to herein as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                    ANNUAL COMPENSATION(1)                COMPENSATION
                                             -------------------------------------   -----------------------
                                                                    OTHER ANNUAL     OPTIONS/    ALL OTHER
NAME AND PRINCIPAL POSITIONS          YEAR    SALARY     BONUS     COMPENSATION(3)     SARS     COMPENSATION
----------------------------          ----   --------   --------   ---------------   --------   ------------
James A. Stroud.....................  2000   $260,000   $ 83,395        4,929           --           --
  Chairman of the Board and           1999    250,000     27,800        1,288           --           --
  Chairman and Secretary of the       1998    175,000         --           --           --           --
  Company
Lawrence A. Cohen...................  2000   $312,000   $100,073        2,000           --           --
  Vice Chairman and                   1999    300,000     69,800           --           --           --
  Chief Executive Officer             1998    250,000     62,500           --           --           --
Keith N. Johannessen................  2000   $187,200     60,044        4,835           --           --
  President and                       1999    180,000     20,000        3,280           --           --
  Chief Operating Officer             1998    151,000     25,000           --           --           --
Ralph A. Beattie....................  2000   $187,200     60,044           --           --           --
  Executive Vice President and        1999    105,000(2)   20,000(2)
  Chief Financial Officer
Rob L. Goodpaster...................  2000   $112,487     12,000        1,641           --           --
  Vice President -- National
     Marketing                        1999    108,160     12,000        1,490           --           --
                                      1998    100,677     10,000           --           --           --

---------------

(1) Annual compensation does not include the cost to the Company of benefits that certain executive officers receive in addition to salary and cash bonuses. The aggregate amounts of such personal benefits, however, did not exceed the lesser of either $50,000 or 10% of the total annual compensation of such executive officer.

(2) Represents amounts earned by Mr. Beattie for the seven months that he was employed by the Company in 1999.

(3) Other annual compensation includes Employer 401(k) match and auto allowance.

GRANTS OF OPTIONS

     The following table sets forth details regarding stock options granted to the Named Executive Officers during 2000. In addition, there are shown the "option spreads" that would exist for the respective options granted based upon assumed rates of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS(1)                     POTENTIAL REALIZABLE
                               -----------------------------------------------------      VALUE AT ASSUMED
                               NUMBER OF     PERCENT OF                                ANNUAL RATES OF STOCK
                               SECURITIES   TOTAL OPTIONS                              PRICE APPRECIATION FOR
                               UNDERLYING    GRANTED TO                                    OPTION TERM(2)
                                OPTIONS     EMPLOYEES IN    EXERCISE OR   EXPIRATION   ----------------------
NAME                            GRANTED      FISCAL YEAR    BASE PRICE       DATE         5%          10%
----                           ----------   -------------   -----------   ----------   ---------   ----------
James A. Stroud..............    34,409          9.6%          $3.63       2/15/10      $63,500     $174,500
  Chairman of the Board and
  Chairman and Secretary of
  the Company
Lawrence A. Cohen............    34,309          9.6%          $3.63       2/15/10      $63,500     $174,500
  Vice Chairman and
  Chief Executive Officer
Keith N. Johannessen.........    23,656          6.6%          $3.63       2/15/10      $54,100     $136,500
  President and
  Chief Operating Officer
Ralph A. Beattie.............    43,010         12.0%          $3.63       2/15/10      $98,400     $248,200
  Executive Vice President
     and
  Chief Financial Officer
Rob L. Goodpaster............    17,204          4.8%          $3.63       2/15/10      $39,300     $ 99,300
  Vice President --
  National Marketing

---------------

(1) Options were granted under the 1997 Stock Incentive Plan. The exercise price of each option is the fair market value of the Common Stock on the date of grant. Options vest in equal one-fourth increments over a four-year term. The options have a term of 10 years, unless they are exercised or expire upon certain circumstances set forth in the 1997 Stock Incentive Plan, including retirement, termination in the event of a change in control, death or disability.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock, overall market conditions and the executive's continued employment with the Company. The amounts represented in this table may not be achieved.

AGGREGATED STOCK OPTION/SAR EXERCISES DURING 2000 AND STOCK OPTION/SAR VALUES AS OF DECEMBER 31, 2000.

     None of the Named Executive Officers exercised Stock Options/SARs during 2000. The following table describes for each of the Named Executive Officers the potential realizable values for their options at December 31, 2000:

                     OPTION/SAR VALUES AT DECEMBER 31, 2000

                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED           IN-THE-MONEY
                                             OPTIONS/SARS AT FISCAL      OPTIONS/SARS AT FISCAL
                                                   YEAR END(#)                 YEAR END(1)
                                            -------------------------   -------------------------
NAME                                        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                        -------------------------   -------------------------
James A. Stroud...........................       90,755/123,654                    0/0
Lawrence A. Cohen.........................       66,955/112,454                    0/0
Keith N. Johannessen......................        58,956/74,700                    0/0
Ralph A. Beattie..........................       39,193/103,817                    0/0
Rob L. Goodpaster.........................        42,877/54,327                    0/0

---------------

(1) All of the options reflected below were granted at an exercise price ranging from $3.63 to $13.50. The closing price per share of the Company's Common Stock on December 29, 2000 was $2.4375.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of its named executive officers. Mr. Stroud entered into an employment agreement with the Company in May 1997 which was subsequently amended in March and May 1999. Mr. Cohen entered into an employment agreement in November 1996 which was subsequently amended in May 1999. Mr. Johannessen entered into an employment agreement with the Company in November 1996 which was subsequently amended in May 1999. Mr. Beattie entered into an employment agreement with the Company in May 1999. Mr. Goodpaster entered into an employment agreement with the Company in December 1996.

     Mr. Stroud's employment agreement contains terms that renew annually for successive four-year periods, and the compensation thereunder consists of a minimum base salary of $250,000, subject to annual adjustments, and a bonus of 33% of his base salary in the event certain performance standards are met. Mr. Cohen's employment agreement is for a term of three years and automatically extends for a one-year term on a consecutive basis, and the compensation thereunder consists of a minimum annual base salary of $300,000, subject to annual adjustments, and a bonus of 33% of his base salary in the event certain performance standards are met. Mr. Johannessen's employment agreement is for a term of three years and automatically extends for a two-year term on a consecutive basis, and the compensation thereunder consists of an annual base salary for 1999 of $180,000, subject to annual adjustments, and a bonus of 33% of his base salary in the event certain performance standards are met. Mr. Beattie's employment agreement is for a term of three years and automatically extends for a two-year term on a consecutive basis, and the compensation thereunder consists of an annual base salary of $180,000 per annum, subject to adjustments, and a bonus of 33% of his base salary in the event certain performance standards are met. Mr. Goodpaster's employment agreement is for a term of two years and automatically extends for a two-year term on a consecutive basis, and the compensation thereunder consists of an annual base salary of $112,487 for 1999.

     Annual bonus awards are determined by the Board of Directors or the Compensation Committee. Included in each employment agreement is a covenant of the employee not to compete with the Company during the term of his employment and for a period of one year thereafter.

     Messrs. Stroud, Cohen, Johannessen and Beattie's employment agreements provide that if the employee is terminated by the Company, other than for cause or for reasons of death or disability or if he voluntarily resigns for good reason, then the Company will pay his base salary plus his annual bonus paid during the term of the employment agreement in the past 12 months for the balance of the term of the agreement, but not less than two years (base salary plus annual bonus paid during the term of his employment agreement in the past 12 months for three years if the termination is due to a Fundamental Change, as defined therein). Mr. Goodpaster's employment agreements provides that if the employee is terminated by the Company, other than for cause or for reasons of death or disability or the employee voluntarily resigns for good reason, then the Company will pay the employee his base salary for the balance of the term of the employment agreement, but in any event not to exceed two years, and not less than one year from the date of notice of the termination.

     Mr. Stroud's employment agreement contains a provision that allows him, in the event of his termination without cause, to require the Company to register under the Securities Act of 1933, as amended (the "Securities Act"), and the right to include in a Company initiated registration statement, the shares of Common Stock that are owned by him on the date of his termination plus all shares of Common Stock that he may acquire after his termination pursuant to the exercise of options. Mr. Cohen's employment agreement also contains a provision that allows him to include shares of Common Stock held by him in up to two Company initiated registration statements under the Securities Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has established a Compensation Committee to review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers and to review any related matters for the Company. The Compensation Committee is charged with reviewing with the Board of Directors in detail all aspects of the cash compensation for the executive officers of the Company. Stock option compensation for the executive officers is also considered by the Compensation Committee. In 2000, the Compensation Committee consisted of Drs. Goldstein and Nee and Mr. Moore.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing stockholder value and ensuring the competitiveness of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years, these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and industry market conditions. However, the Compensation Committee is also mindful of the fact that several of the Company's executive officers have entered into employment agreements in connection with their agreements to join the Company; accordingly, with respect to those executive officers, the Compensation Committee recognizes that, to a large degree, compensation for such persons is set by contract.

     In general, the Compensation Committee has determined that the available forms of executive compensation should include base salary, cash bonus awards and stock options. Performance of the Company will be a key consideration (to the extent that such performance can fairly be attributed or related to such executive's performance), as well as the nature of each executive's responsibilities and capabilities. The Company's compensation philosophy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long-term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation philosophy also will give consideration to the Company's achievement of specified business objectives when determining executive officer compensation. The Compensation Committee will endeavor to compensate the Company's executive officers based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

     An additional objective of the Compensation Committee in determining compensation is to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all employees and executive officers. In making its determinations, some consideration will be given by the Compensation Committee to the number of options already held by such persons and the existing amount of Common Stock already owed by such persons. The Compensation Committee believes that the award of options represents an effective incentive to create value for the stockholders. The options granted at the time of the Company's initial public offering in October 1997 were for services rendered in 1997 and for services to be rendered in 1998, 1999 and 2000. During 2000, additional grants were authorized for new and existing key employees.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer or to any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company does not have a policy that requires or encourages the Compensation Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Compensation Committee will consider the net cost to the Company in making all compensation decisions.

                             COMPENSATION COMMITTEE
                            Dr. Gordon I. Goldstein
                                 James A. Moore
                               Dr. Victor W. Nee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the Company.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and the compatibility of nonaudit services with such independence.

     The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held two meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                AUDIT COMMITTEE
                            James A. Moore, Chairman
                            Dr. Gordon I. Goldstein
                               Craig F. Hartberg

                           COMPARATIVE TOTAL RETURNS

     The following Performance Graph shows the changes over the period from the date of the Company's initial public offering on October 31, 1997 to December 31, 2000 in the value of $100 invested in: (1) the Company's Common Stock; (2) the Standard & Poor's Broad Market Index (the "S&P 500"); and (3) the common stock of the New Peer Group (as defined below) of companies, whose returns represent the arithmetic average for such companies. The values with each investment as of the beginning of each year are based on share price appreciation and the reinvestment with dividends on the respective ex-dividend dates. The change in the Company's performance for the year ended December 31, 2000, results from the price of the Company's Common Stock decreasing from $5.0625 per share at December 31, 1999 to $2.4375 per share at December 29, 2000.

                COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG CAPITAL SENIOR LIVING CORPORATION,
                       THE S&P 500 INDEX AND A PEER GROUP

                                    [GRAPH]

     In mid-1998, the principal executive officers of the Company, after reviewing the publicly filed documents of the companies in the Old Peer Group, consisting of American Retirement Corp.; Assisted Living Concepts, Inc.; CareMatrix Corp.; and Brookdale Living Communities, Inc., determined that the companies listed in the Old Peer Group did not match the Company in terms of market capitalization and market niche. The principal executive officers of the Company have determined that the following companies (the "New Peer Group") more closely resemble the Company: Alternative Living Services, Inc.; American Retirement Corp.; Brookdale Living Communities, Inc.; CareMatrix Corp.; and Sunrise Assisted Living, Inc.

     The preceding graph assumes $100 invested on October 31, 1997 in the Common Stock of the Company, the S&P 500 and the New Peer Group and was plotted using the following data:

------------------------------------------------------------------------------------------
                             31 Oct 97    31 Dec 97    31 Dec 98    31 Dec 99    31 Dec 00
------------------------------------------------------------------------------------------
 Capital Senior Living
  Corporation                   $100         $ 62         $ 83         $ 30       $ 18.06
 S&P 500                        $100         $106         $137         $166       $150.55
 New Peer Group                 $100         $112         $124         $ 34       $ 28.91

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Jeffrey L. Beck, former co-chairman and chief executive officer, and current significant stockholder, is the chairman of the board and principal stockholder of a bank where the majority of the operating cash accounts of the Company, HealthCare Properties, L.P., a Delaware limited partnership, and NHP Retirement Housing Partners I Limited Partnership, a Delaware limited partnership, are maintained.

POLICY OF THE BOARD OF DIRECTORS

     The Company has implemented a policy requiring any material transaction (or series of related transactions) between the Company and related parties to be approved by a majority of the directors who have no beneficial or economic interest in such related party, upon such directors' determination that the terms of the transaction are no less favorable to the Company than those that could have been obtained from third parties. There can be no assurance that these policies will always be successful in eliminating the influence of conflicts of interest.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and the NYSE. Officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Stockholders were timely met, with the exception that each of the directors and principal officers of the Company were late with respect to Form 4 filings for each of the stock options granted to such directors and principal officers from November 5, 1997 to February 15, 2000, and with the exception that Mr. Beck was late with respect to the filing of three Form 4s relating to the acquisition on four separate occasions of common stock of the Company by his wife from her sole and separate property, and the acquisitions on one day of common stock of the Company by his childrens' trust for which Mr. Beck disclaims beneficial ownership. These omissions have been corrected with subsequent Form 5 filings.

                       PROPOSAL TO RATIFY APPOINTMENT OF
                              INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to be the principal independent auditors of the Company and to audit its consolidated financial statements for the fiscal year ending December 31, 2001. Ernst & Young LLP served as the Company's independent auditors since December 31, 1994, and has reported on the Company's consolidated financial statements. Fees for the last annual audit were $138,000 and all other fees were $155,000, including audit related services of $89,000 and non-audit related services of $66,000. Audit related services generally include fees for benefit plans and subsidiary audits, business acquisitions, accounting consultations and SEC registration statements.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors has the responsibility for the selection of the Company's independent auditors. Although stockholder ratification is not required for the selection of Ernst & Young LLP, and although such ratification will not obligate the Company to continue the services of such firm, the Board of Directors is submitting the selection for ratification with a view towards soliciting the stockholders' opinion thereon, which may be taken into consideration in future deliberations. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors before the end of the current fiscal year and, in such case, stockholders' opinions would be taken into consideration.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR.

                             ---------------------

                                 OTHER BUSINESS
                                  (PROPOSAL 3)

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the person named in the accompanying proxy will vote the proxy as in his discretion he may deem appropriate, unless directed by the proxy to do otherwise.

                                    GENERAL

     The cost of any solicitation of proxies by mail will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in connection therewith. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of such shares and to secure their voting instructions. The cost of such solicitation will be borne by the Company.

     The information contained in this Proxy Statement in the sections entitled "Election of Directors -- Compensation Committee Report on Executive Compensation," "-- Report of the Audit Committee" and "Comparison of 38 Month Cumulative Total Return" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the proxy statement for the next Annual Meeting must be received by the Company at its principal executive offices on or before November 30, 2001 for inclusion in the Company's Proxy Statement relating to that meeting.

                                            By Order of the Board of Directors

                                            /s/ JAMES A. STROUD
                                            JAMES A. STROUD
                                            Chairman of the Board and Secretary

March 20, 2001
Dallas, Texas

                                                                      APPENDIX A

                       CAPITAL SENIOR LIVING CORPORATION
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     By June 14, 2001, the audit committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

RESPONSIBILITIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     - Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     - Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the audit committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

     - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     - Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     - Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

     - Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

     - Review accounting and financial human resources and succession planning within the Company.

     - Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

     - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

     - Review the report of the audit committee in the annual report to stockholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

     - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - Review the Company's disclosure in the proxy statement for its annual meeting of stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                       CAPITAL SENIOR LIVING CORPORATION
                        14160 DALLAS PARKWAY, SUITE 300
                              DALLAS, TEXAS 75240

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James A. Stroud and Lawrence A. Cohen and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated hereon, all of the shares of the common stock of Capital Senior Living Corporation (the "Company"), held of record by the undersigned on March 13, 2001, at the Annual Meeting of Stockholders of the Company to be held on May 1, 2001, and any adjournment(s) thereof.


                    (TO BE DATED AND SIGNED ON REVERSE SIDE)




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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT
EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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
                                                                                                          Please mark
                                                                                                          your votes as   [X]
                                                                                                          indicated in
                                                                                                          this example

1. Proposal to elect as directors of the Company the following persons to hold office until the annual meeting of stockholders to be held in 2004 or until their successors have been duly qualified and elected.


  FOR ALL NOMINEES                 WITHHOLD                    Nominees: James A. Moore, Dr. Victor W. Nee
 LISTED TO THE RIGHT               AUTHORITY
  (EXCEPT AS MARKED        TO VOTE FOR ALL NOMINEES            (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
  TO THE CONTRARY)            LISTED TO THE RIGHT              NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
         [ ]                          [ ]
                                                               -------------------------------------------------------------

2.      To ratify the Board of Director's appointment of       3. In their discretion, the proxies are authorized to vote upon
        Ernst & Young LLP, independent accountants, as            such other business as may properly come before the meeting.
        the Company's independent Auditors for the year
        ending December 31, 2001.

         FOR              AGAINST            ABSTAIN                    FOR              AGAINST            ABSTAIN
         [ ]                [ ]                [ ]                      [ ]                [ ]                [ ]

                                                               Dated:                                       , 2001
                                                                     --------------------------------------

                                                               -------------------------------------------------------------
                                                               Signature

                                                               -------------------------------------------------------------
                                                               Signature


                                                               Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY         full title as such. If a corporation, please sign in full corporate
USING THE ENCLOSED ENVELOPE.                                   name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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